UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 31, 2013

FIVE STAR QUALITY CARE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-16817	04-3516029
(Commission File Number)	(IRS Employer Identification No.)

400 Centre Street, Newton, Massachusetts	02458
(Address of Principal Executive Offices)	(Zip Code)

617-796-8387

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this Current Report on Form 8-K, the terms “we”, “us” and “our” refer to Five Star Quality Care, Inc. and its applicable subsidiaries and “SNH” refers to Senior Housing Properties Trust and its applicable subsidiaries.

Item 8.01.  Other Events.

On December 31, 2013, we transferred the operations of two rehabilitation hospitals and several leased in-patient and out-patient locations in eastern Massachusetts which are affiliated with these hospitals to entities affiliated with Reliant Hospital Partners, LLC.  The two hospitals are New England Rehabilitation Hospital located in Woburn, Massachusetts and Braintree Rehabilitation Hospital located in Braintree, Massachusetts.  SNH sold the hospitals’ real estate assets to HSRE-TST III, LLC, a joint venture comprised of affiliates of The Sanders Trust, LLC and Harrison Street Real Estate Capital, LLC.  We expect to realize cash proceeds of approximately $8.0 million by retaining our working capital investments in these hospitals.  Also, pursuant to the terms of the previously announced amendment of our combination Lease No. 2 with SNH, that lease terminated with respect to the two hospitals, and we will be relieved of rent obligations totaling approximately $11.5 million per year, which includes rents to SNH under Lease No. 2 and rents to third parties under other leases.

In connection with the transfer of the hospitals’ operations, we reduced our $35 million secured revolving credit facility to $25 million because the accounts receivable generated at the two rehabilitation hospitals will no longer be available as collateral.  We have an additional $150 million revolving credit facility secured by certain of our owned real estate that is unaffected by the transfer of the hospitals’ operations.

A copy of our press release announcing the disposition of the rehabilitation hospitals is attached as Exhibit 99.1 hereto.

Information Regarding Certain Relationships and Related Transactions

We were formerly a 100% owned subsidiary of SNH, SNH is our largest landlord and our largest stockholder and we manage senior living communities for SNH.  In 2001, SNH distributed substantially all of our then outstanding common shares to its shareholders.  As of December 31, 2013, SNH owned 4,235,000 of our common shares, or approximately 8.8% of our outstanding common shares.

Reit Management & Research LLC, or RMR, provides business management and shared services to us pursuant to a business management and shared services agreement.  RMR also provides management services to SNH.  One of our Managing Directors, Mr. Barry Portnoy, is chairman, majority owner and an employee of RMR and a managing trustee of SNH.  Mr. Barry Portnoy’s son, Mr. Adam Portnoy, is an owner, president, chief executive officer and a director of RMR and also is a managing trustee of SNH.  Our other Managing Director, Mr. Gerard Martin, is a director of RMR.  Mr. Bruce Mackey, our President and Chief Executive Officer, and Mr. Paul Hoagland, our Treasurer and Chief Financial Officer, are each also an officer of RMR.  SNH’s executive officers are officers of RMR and SNH’s president and chief operating officer is a director of RMR.  Our Independent Directors serve as independent directors or independent trustees of other public companies to which RMR provides management services.  Mr. Barry Portnoy serves as a managing director or managing trustee of those companies, including SNH, and Mr. Adam Portnoy serves as a managing trustee of a majority of those companies, including SNH.  In addition, officers of RMR serve as officers of those companies.

For further information about these and other such relationships and related person transactions, please see our Annual Report on Form 10-K for the year ended December 31, 2012, or our Annual Report, our definitive Proxy Statement for the Annual Meeting of Stockholders held on May 16, 2013, or our Proxy Statement, our Quarterly Report on Form 10-Q for the quarter ended June 30, 2013, or our Quarterly Report, and our other filings with the Securities and Exchange Commission, or the SEC, including Note 16 to our consolidated financial statements included in our Annual Report, the sections captioned “Business,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Person Transactions” and “Warning Concerning Forward Looking Statements” of our Annual

Report, the section captioned “Related Person Transactions and Company Review of Such Transactions” and the information regarding our Directors and executive officers in our Proxy Statement, Note 10 to our condensed consolidated financial statements included in our Quarterly Report and the sections captioned “Business,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Person Transactions” and “Warning Concerning Forward Looking Statements” of our Quarterly Report.  In addition, please see the section captioned “Risk Factors” of our Annual Report for a description of risks that may arise from these transactions and relationships.  Our filings with the SEC, including our Annual Report, our Proxy Statement and our Quarterly Report, are available at the SEC’s website at www.sec.gov.  Copies of certain of our agreements with these related parties are publicly available as exhibits to our public filings with the SEC and accessible at the SEC’s website.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS CURRENT REPORT ON FORM 8-K CONTAINS STATEMENTS THAT CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS.  ALSO, WHENEVER WE USE WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE” OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS.  THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR.  ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY THESE FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS.  FOR EXAMPLE:

•                THIS CURRENT REPORT ON FORM 8-K STATES THAT WE EXPECT TO REALIZE CASH PROCEEDS OF APPROXIMATELY $8.0 MILLION BY RETAINING OUR WORKING CAPITAL INVESTMENT IN THE REHABILITATION HOSPITALS.  THIS EXPECTED AMOUNT IS BASED ON AMOUNTS OF OUR WORKING CAPITAL INVESTMENTS IN THE HOSPITALS AS OF NOVEMBER 30, 2013.  THE AMOUNT OF NET WORKING CAPITAL WE

RETAIN WILL DEPEND ON MANY FACTORS, INCLUDING THE FINANCIAL RESULTS OF THE OPERATIONS OF THE REHABILITATION HOSPITALS PRIOR TO TRANSFER.  ACCORDINGLY, THE AMOUNT OF NET WORKING CAPITAL THAT MAY BE RETAINED BY US IS NOT ASSURED AND MAY BE LESS THAN $8.0 MILLION.

THE INFORMATION CONTAINED IN OUR FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, OR SEC, INCLUDING UNDER THE CAPTION “RISK FACTORS” IN OUR PERIODIC REPORTS, OR INCORPORATED THEREIN, IDENTIFIES OTHER IMPORTANT FACTORS THAT COULD CAUSE DIFFERENCES FROM OUR FORWARD LOOKING STATEMENTS.  OUR FILINGS WITH THE SEC ARE AVAILABLE ON THE SEC’S WEBSITE AT WWW.SEC.GOV.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON OUR FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, WE DO NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

99.1                    Press Release dated January 2, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIVE STAR QUALITY CARE, INC.

By:	/s/ Paul V. Hoagland
Name: Paul V. Hoagland
Title: Treasurer and Chief Financial Officer

Dated:  January 2, 2014